Exhibit 99.7

                          HELICOPTER LEASE AGREEMENT


          THIS HELICOPTER LEASE AGREEMENT (the "Lease") is made and entered into as of the 1st day of November 2002, by and between Betaco, Inc., a Delaware corporation whose mailing address is P.O. Box 51609, Indianapolis, Indiana 46251 (hereinafter referred to as "Lessor"), and American Trans Air ExecuJet, Inc., an Indiana corporation with its office at 7337 West Washington Street, Indianapolis, Indiana 46231 (hereinafter referred to as "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor desires to lease to Lessee a certain Aerospatiale AS 355-F2 Twin Star, Serial No. 5462, Registration No. N42AT, including engine and other appliances, communications equipment, accessories, instruments, parts and other items of equipment installed therein and all logs and records pertaining thereto (the "Aircraft"); and

          WHEREAS, Lessee desires to lease the Aircraft from Lessor.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

          1. TERM. Lessor hereby leases the Aircraft to the Lessee commencing on November 1, 2002, and said Lease shall continue through October 31, 2005, unless sooner terminated or extended as herein provided.

          2. RENTAL AND OTHER CHARGES.

          A. The Lessee agrees to pay for the full term of this Lease a rental in the sum of Nine Thousand Dollars ($9,000.00) per month in advance. Said rental shall be paid on or before the first business day of each calendar month to Lessor at the above-stated address, or as otherwise directed by Lessor.

          B. In addition to the monthly payments set forth above, Lessee shall tender to Lessor the sum of Twenty-Four Thousand Dollars ($24,000.00), representing a security payment to be forfeited upon any breach of this Agreement by Lessee.

          3. TERMINATION. Upon termination of this Lease, Lessee shall return the Aircraft to Lessor at Indianapolis, Indiana, or at some other point to be mutually agreed. Upon such return, the Aircraft shall be in the same condition as when delivered to Lessee and equipped with the same or better equipment, except for reasonable wear and tear for ordinary use, subject to the provisions herein. The Aircraft is presently equipped with engine turbines which are owned by Allison Engine Company and leased, rent-free, to Betaco. In the event such turbines are recalled by Allison, Betaco and Lessee will negotiate return conditions for the turbines installed in the engines. In addition, upon return of the Aircraft, the following shall apply: (a) there shall be at least 3,410.9 hours remaining until engine compressor overhaul on engine serial number CAE 840943; (b) there shall be at least 1,707.5 hours remaining until engine compressor overhaul on engine serial number CAE 840937; and (c) there shall be at least 1,255.8 hours remaining on both the combiner MGB gearbox and tail rotor gearbox. If, however, the number of available hours on the above components are less than as set forth above upon re-delivery to Lessor, Lessee shall reimburse the Lessor for the difference at the industry standard hourly rate.

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          Lessee shall, not less than one (1) day or more than four (4) days prior to the termination of the Lease, make the Aircraft available to Lessor at Indianapolis, Indiana, or at such other airport as shall be agreeable to Lessor, for the purpose of permitting Lessor to make an inspection of the Aircraft. At such inspection, Lessor shall be entitled to an acceptance flight check of not more than one hour's duration, at Lessee's expense, and Lessee will, at its own expense and at Lessor's request, correct any condition of said Aircraft discovered on such acceptance check, which condition makes the Aircraft unairworthy. In the event rehabilitation and repairs are necessary to return the Aircraft in the prescribed condition, the terms of this Lease shall be deemed extended for the period required to enable Lessee to make such rehabilitation, repairs and correction (herein referred to as "Correction"). In the event the Lessee does not proceed promptly to make such Correction, the Lessor may retake possession of the Aircraft and rental shall thereafter continue to be payable to the Lessor for the period reasonably required for the making of such Correction. Rent shall be paid by the Lessee to the Lessor on a pro-rata basis per day for such additional periods.

          In the event the Aircraft during the term of this Lease should be lost or totally destroyed and Lessor shall have received payment in full for all loss or damage sustained by Lessor by reason of said total destruction, then this Lease shall automatically be cancelled and terminated as of the date of such loss, and Lessee shall be obligated to pay only the pro-rata rental due to the date of such loss. In the event of a partial loss, the rental shall be unabated, and if the time necessary to repair the Aircraft goes beyond the termination date of the Lease, this Lease shall be extended to provide sufficient time to repair the Aircraft, and full rental shall be paid during this extended period.

          4. MAINTENANCE AND OTHER EXPENSES. Lessee shall be responsible for all maintenance on the Aircraft. Lessor will not be responsible for any maintenance, overhaul or work resulting from anything other than ordinary wear and tear, and in any case shall have a right to reimbursement for all amounts expended.

          5. LOG BOOKS AND RECORDS. Lessee shall maintain all log books and records pertaining to said Aircraft during the term of this Lease and will return and deliver said log books and records to Lessor upon return of said Aircraft to Lessor, and will during the term of this Lease, make them available for inspection by Lessor or its duly authorized agents or representatives.

          6. COSTS OF INSPECTION, DIRECTIVES, ETC. Except as provided elsewhere in this Lease, all inspections, repairs, modifications, directives and overhaul work shall be accomplished by the Lessee and shall be performed at Lessee's expense by personnel duly licensed to perform such work and shall be in accordance with the standards of the manufacturer and with all applicable governmental regulations.

          7. ALTERATIONS AND MODIFICATIONS. Subject to the terms of this Lease, Lessee shall have the right to alter, modify or make additions and improvements to the Aircraft after having obtained the prior consent of Lessor, provided that such alterations, modifications, additions or improvements are at Lessee's cost and do not reduce the value of the Aircraft.

          8. USE OF AIRCRAFT. Lessee may operate the Aircraft only by pilots holding valid Federal Aviation licenses, certificates and qualifications, with the exceptions as stated in the following paragraph; provided, however, that it shall not use the Aircraft in violation of any foreign, federal, state, territorial or municipal law or regulation and shall be solely responsible for any fines, penalties or forfeitures and taxes occasioned by any violation thereof, and if such fines or penalties are imposed upon Lessor and paid by it, Lessee shall reimburse it therefor within ten (10) days after demand by Lessor. Lessee agrees that in the event of seizure of the Aircraft under the provisions of Title 49 of the United States Code, Section 1473, it will

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indemnify the Lessor for the payment of any civil penalty assessed under such title and section and shall, in the event of such seizure, post bond in such amount and with such terms as shall be required to cause the immediate release of the Aircraft to Lessor.

          9. NO LIENS OR ENCUMBRANCES. Lessee shall have no right to consent to, allow or permit any liens or encumbrances on the Aircraft. Lessee shall promptly pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Aircraft. Upon Lessee's default in the discharge of any such taxes, assessment or encumbrances, Lessor may do so at Lessee's expense and charge same to Lessee, and such cost and expense thereof shall become due and payable on demand of Lessor.

          Lessee shall have absolute control, direction and responsibility for, and shall bear and pay all costs of operating and maintaining the Aircraft, including excise taxes, gasoline taxes, licensing fees, landing fees or any other airport fees, or any other operating expenses of whatever nature and kind as set out herein. Lessee shall have responsibility for and shall promptly, on a pro-rata basis, reimburse Lessor for Federal use taxes incurred by the Aircraft during the term of this Lease. The taxes, levies and charges which Lessee undertakes to pay under this paragraph are, except with respect to the Federal use tax, limited to those arising out of Lessee's operation only and shall exclude such costs which relate to Lessor's interest, ownership or income from the Aircraft or from this Lease.

          10. INDEMNIFICATION. Lessee agrees and covenants to indemnify, hold harmless and defend Lessor, its directors, officers, agents and employees and any mortgagees of the Aircraft against any and all expenses, loss or damages, including reasonable attorneys' fees, caused by or arising out of, in whole or in part, the possession, management or operation of the Aircraft by Lessee and/or its sublessees, bailees, agents or representatives. The expenses, loss or damages referred to in this paragraph do not include loss of earnings or income of Lessor.

          11. INSPECTION. Lessee agrees to permit Lessor or its duly authorized agent to inspect the Aircraft at any reasonable time, and to furnish to Lessor or its duly authorized agent any information in respect to the Aircraft and its use that Lessor may reasonably request.

          12. ASSIGNMENT. Lessee shall not assign its rights under this Lease or delegate its duties under this Lease without the prior written consent of the Lessor. Any sublease, if agreed to in writing by Lessor, shall contain the same terms and conditions as this Lease, and nothing therein shall relieve Lessee of its liability to Lessor hereunder.

          13. INSURANCE. Lessee shall at all times during the term of this Lease and any extensions thereof, carry and maintain insurance with such insurers and brokers as shall be satisfactory to Lessor; and the Lessor, Lessee and National City Bank, or any other lending institution designated by Lessor, shall be named as loss payees as their interests may appear in the following amounts:

          A. General liability insurance of not less than One Hundred Million Dollars ($100,000,000.00) per occurrence and hull insurance covering all risks in an amount not less than $1,500,000.00.

          B. Casualty insurance (including coverage for fire, theft and weather damage) for not less than Five Hundred Thousand Dollars ($500,000.00), with Lessor, Lessee and National City Bank to be jointly listed as loss payees, as their interests may appear.

          C. Lessee shall provide Lessor with proof of the above insurance on demand.

          D. In the event of the occurrence of any loss or accident affecting the rights of either party under said insurance policies, Lessee and Lessor, their agents or employees shall comply with all the terms and conditions of said insurance policies and do all things necessary or proper to protect and preserve the other party's rights as named insured on said policies.

          E. Lessee agrees to pay the cost of carrying and maintaining insurance on the Aircraft.

          14. NO WARRANTIES OR REPRESENTATIONS. LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE CONDITION, MERCHANTABILITY OR FITNESS OF THE AIRCRAFT FOR ANY PARTICULAR PURPOSE. LESSOR SHALL NOT BE LIABLE FOR ANY DEFECTS, EITHER LATENT OR PATENT, IN SAID AIRCRAFT, OR FOR ANY CONSEQUENTIAL DAMAGE THEREFROM, AND LESSEE WAIVES ALL WARRANTIES AND ALL OBLIGATIONS AND LIABILITIES THEREUNDER, EXPRESS OR IMPLIED, AND ALL OTHER OBLIGATIONS AND LIABILITIES OF LESSOR WITH RESPECT TO THE CONDITION OR AIRWORTHINESS OF SAID AIRCRAFT OR FOR CONSEQUENTIAL DAMAGE RESULTING THEREFROM.

          15. TITLE OF LESSOR. Lessor warrants that it has sufficient title to said Aircraft and has the right and power to enter into this Lease.

          16. NOTICES. Service of all notices under this Lease shall be sufficient if given in writing and delivered personally to the parties subscribing below or sent by certified mail to the parties at their addresses herein above set forth, or at such addresses as the parties may provide for in writing from time to time.

          17. NO WAIVER OF BREACH. The failure of Lessor or Lessee in any one or more instances to insist upon strict performance or observance of one or more of the covenants or conditions hereof, or to exercise any remedy, privilege or option herein conferred upon or reserved to Lessor or Lessee, shall not be construed as a waiver of any future breach of any covenants or conditions or of the right to enforce the same or to exercise such privilege, option or remedy, but the same shall continue in full force and effect.

          18. TIME IS OF THE ESSENCE. Time is of the essence of this Lease and each and every of its provisions herein. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          19. GOVERNING LAWS. This Lease, regardless of where executed, shall be construed and performance shall be determined in accordance with the laws of the State of Indiana.

          20. DEFAULT. If Lessee defaults in any terms, covenants and conditions of this Lease, Lessor at its option, upon ten (10) days' prior written notice to Lessee, may elect to terminate this Lease, and said Lease shall be terminated at the end of said ten (10) day period unless Lessee shall correct the default within said period. In the event of such termination, Lessee shall return said Aircraft to Lessor at the place designated hereinbefore for return at the end of said Lease term, and the Lessor shall further have the right:

          A. To declare the entire amount of rent hereunder immediately due and payable without further notice or demand to Lessee.

          B. To sue for and recover all rents and other payments it has accrued or will thereafter accrue with respect to the Aircraft.

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          C. To take possession of the Aircraft without further demand or notice wherever same may be located, without any Court Order or other process of law, and Lessee hereby waives any and all damages occasioned by said possession.

          D. To pursue any other remedy either in law or equity.

          21. INSOLVENCY OF LESSEE. In the event of any act of insolvency by the Lessee, including the application for or consent to the appointment of a receiver, trustee or liquidator for all or for a substantial part of its assets; or if the Lessee shall be unable, or admit in writing its inability to pay its debts as they mature; or make a general assignment for the benefit of creditors; or be adjudicated as bankrupt or insolvent; or file a voluntary petition in bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law; or file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy reorganization or insolvency proceeding; or take any action under the laws of any applicable jurisdiction analogous to any of the foregoing; or if corporate action shall be taken by it for the purpose of effecting any of the foregoing, then and in that event, Lessor shall have and may exercise any one or more of the remedies set forth herein, and at the option of Lessor, this Lease may be terminated without prior notice.

          22. NOTICE TO LESSOR OF PROCEEDING. Lessee shall furnish promptly to Lessor notice of any material litigation that may be brought, or to the knowledge of Lessee, threatened against Lessee and will keep Lessor continuously advised of any developments with respect thereto. Lessee shall also give notice promptly to Lessor of all proceedings before any governmental agency which, if adversely determined, would materially and adversely affect Lessee's licenses and/or operations.

          In the event the Lessor should be required to engage the services of an attorney to collect any sums due to it by the Lessee hereunder, or to enforce compliance by the Lessee with any of the terms of this Lease, or to recover possession of the Aircraft, either from the Lessee or from some third party, the Lessee shall pay to the Lessor all reasonable attorneys' fees so incurred by the Lessor, together with any and all other reasonable costs incurred by the Lessor in connection with such action.

          23. USE BY LESSOR. Lessor, with Lessee's prior consent, may utilize the Aircraft under the following conditions: (i) Lessee does not require use of the Aircraft at the time use thereof is requested by Lessor; (ii) Lessor shall reimburse Lessee for all actual costs of such usage, including but not limited to fuel and landing fees; and (iii) for each Aircraft flight hour flown by Lessor, Lessor shall provide Lessee with a "flight hours credit" or an equivalent "dollar credit" (at the industry standard hourly rate) to be utilized by Lessee pursuant to the Return Conditions section of this Agreement.

          IN WITNESS WHEREOF, the parties have authorized this Lease to be executed by their respective officers as of the day and year first written above.

                                           LESSOR:
                                           BETACO, INC.


                                           By
                                             ---------------------------------
                                               J. George Mikelsons, President



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                                           LESSEE:
                                           AMERICAN TRANS AIR EXECUJET, INC.


                                           By
                                             ---------------------------------
                                               Gordon D. Moebius, Secretary